Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,994,684,500.00
Previously Paid Amount	0.00
Total Fee Amount	275,465.93
Total Offset Amount	0.00
Net Fee	$ 275,465.93
Final Prospectus	false